UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2018

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut		06477
(Address of principal executive offices)		(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 16, 2018, Avangrid, Inc. (the “Company”) announced that it will be delayed in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Form 10-K”) with the Securities and Exchange Commission (the “Commission”), beyond the extended deadline of March 16, 2018.

As previously disclosed by the Company in its Notification of Late Filing on Form 12b-25 filed with the Commission on March 2, 2018, the Company has delayed filing its Form 10-K because it requires additional time to prepare its accounting records, schedules, internal controls over financial reporting, and management’s evaluation thereof due to a combination of factors relating to certain income tax matters, including the impact of the Tax Cuts and Jobs Act of 2017 enacted by the U.S. federal government on December 22, 2017.

On March 16, 2018, the Company also notified the New York Stock Exchange (the “NYSE”) indicating that it is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Form 10-K within the extended time period. Under the NYSE rules, the Company will have six months from March 16, 2018 to file its Form 10-K with the Commission. The Company can regain compliance with the NYSE listing standards prior to such date by filing the Form 10-K with the Commission. If the Company fails to file the Form 10-K prior to such date, then the NYSE may grant, at its discretion, a further extension of up to six additional months, depending on the specific circumstances. In addition, the NYSE may commence delisting proceedings at any time if the circumstances warrant.

The Company is working with its current and former independent registered public accounting firms to complete the review and analysis of certain income tax matters, including deferred income tax liabilities for which immaterial corrections have been made to prior periods, and to obtain the related attestation and audit opinions from its independent auditors. The Company intends to file its Form 10-K as soon as possible.

Item 7.01	Regulation FD Disclosure.

On March 16, 2018, the Company issued a press release to announce that it will be delayed in filing its Form 10-K referenced above. A copy of that press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release issued on March 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Richard J. Nicholas
	Name:	Richard J. Nicholas
	Title:	Senior Vice President – Chief Financial Officer

Dated: March 16, 2018

3